                         EXECUTIVE COURT LEASE AGREEMENT

THIS LEASE, made and entered into this 6th day of July, 2006 by and between RJL
Company Limited Partnership, a Michigan limited partnership (the "Lessor"), whose address is 1515 South Federal Highway, Suite 300, Boca Raton, FL 33432 and
Vicor Technologies, Inc. (the "Lessee"), whose address is 2300 Corporate Blvd.,
NW, Suite 123, Boca Raton, FL 33432.

                                WITNESSETH THAT:

In consideration of the mutual promises, covenants and conditions herein contained, and the rent reserved by Lessor, to be paid by Lessee to Lessor,
Lessor hereby leases to Lessee and Lessee hereby rents from Lessor, that certain real property situated in Palm Beach County, Florida, hereinafter described, for the term and at the rentals, and upon the terms and conditions hereinafter set forth.

1.   PREMISES
     --------

The real property (the "Premises") hereby leased, let and demised by Lessor unto
Lessee, is Unit 123, consisting of 3,173 square feet, of EXECUTIVE COURT
CONDOMINIUM II (the "Building" and/or the "Condominium") located within the
Arvida Executive Center at 2300 Corporate Boulevard, NW, Boca Raton, Florida.
The relative size and location of the Premises within the Building are more particularly depicted and described in Exhibit "A" attached hereto.

2.   CONSTRUCTION OF IMPROVEMENTS
     ----------------------------

Lessee accepts the premises in an "as is" condition except that Lessor agrees to replace the carpeting with carpeting of similar quality, type, and color as the carpeting existing in the Premises on the date hereof, unless otherwise mutually agreed between Lessee and Lessor. The timing and selection of the replacement shall be coordinated between Lessor and Lessee.

3.   TERM
     ----

The term of this Lease shall be three (3) years, and shall commence on August
15, 2006 ad expire on August 14, 2009.

4.   RENT
     ----

     A.   Lessee agrees to pay Lessor, without demand, set-off or deduction, a fixed minimum rent promptly by the first day of each calendar month in advance during the term of this lease. The monthly rental amount is specified below:

          i)   Rent from August 15, 2006 through August 14, 2007 shall be Eighty
               Thousand Nine Hundred Ninety Two and 80/100 Dollars ($80,992.80)
               payable monthly in the amount of Six Thousand Seven Hundred Forty
               Nine and 40/100 Dollars ($6,749.40) plus applicable sales tax.

          ii)  Rent from August 15, 2007 through August 14, 2008 shall be Eighty
               Five Thousand Forty Two and 44/100 Dollars ($85,042.44) payable monthly in

               the amount of Seven Thousand Eighty Six and 87/100 Dollars
               ($7,086.87) plus applicable sales tax.

          iii) Rent from August 15, 2008 through August 14, 2009 shall be Eighty
               Nine Thousand Two Hundred Ninety Four and 56/100 Dollars
               ($89,294.56) payable monthly in the amount of Seven Thousand Four
               Hundred Forty One and 21/100 Dollars ($7,441.21) plus applicable sales tax.

     B.   Sales, Use and Rent Taxes, Personal Property Taxes - Lessee shall pay, as additional rent concurrently with the payment of the installment of
          Rent reserved herein, all sales, use or excise tax as assessed against the Premises. Lessee shall also pay before delinquency all sales tax, personal property taxes and assessments on the furniture, fixtures, equipment, and other property of Lessee located in the Premises and on additions and improvements in the Premises belonging to Lessee.

5.   USE
     ---

Lessee, its successors and assigns, shall use the premises exclusively for general offices and related activities and for no other use or purpose whatsoever. Lessee shall comply with all laws, ordinances, rules and regulations of applicable governmental authorities, Lessor and the condominium Association, respecting the use, operation and activities of the Premises (including sidewalks, streets, approaches, drives, entrances, common areas serving the
Premises), and Lessee shall not make, suffer or permit any other areas or any part thereof, or permit any nuisance thereon. Lessee shall not make use of the
Premises which would make void or voidable any policy of fire or extended coverage insurance covering the Premises. Lessee shall maintain all interior windows, if any, in a neat and clean condition and Lessee shall not permit rubbish, refuse or garbage to accumulate or any fire or health hazard to exist upon or about the Premises. Lessee shall use the Premises only for the purpose stated in this Lease and shall not leave said Premises vacant or suffer or permit any waste mistreatment thereof. Lessee agrees to abide by any rules or regulations promulgated by Lessor which shall not discriminate against Lessee.

6.   REPAIRS, MAINTENANCE, SURRENDER AND OPERATION COSTS
     ---------------------------------------------------

Lessee will maintain, during the term of the Lease, a service agreement for repairs and maintenance to the HVAC systems. Such service agreement shall provide for routine repairs and maintenance of the HVAC system. In the event that any part of the HVAC system needs replacement, unless such replacement is due to the negligence or abuse of the Lessee, Lessor shall be responsible for such replacement. Lessor agrees that Lessee shall have no responsibility for repairs or replacement of the roof or the structure of the Building containing the Premises, as such is the responsibility of the Condominium Association.

At all times during the term of this Lease, Lessee, at Lessee's expense, shall provide for trash removal, pest control and daily janitorial service; provided that Lessee shall not be obligated to contract for any service that is provided to the Premises by the Condominium Association.

7.   QUIET ENJOYMENT
     ---------------

Lessor covenants that so long as Lessee pays the rent reserved in this Lease and performs its agreements hereunder, Lessee shall have the right to quietly enjoy and use the Premises for the term hereof, subject only to the provisions of this
Lease.

8.   ASSIGNMENT
     ----------

Lessee shall not assign this Lease nor any rights hereunder, nor let or sublet all or any part of the Premises, nor suffer or permit any person or corporation to use any part of the Premises, without first obtaining the express written consent of Lessor and complying with the requirements of the Declaration of
Condominium, which consent shall not be unreasonably withheld. Should Lessor consent to such assignment of this Lease, or to a sublease of all or any part of the Premises, Lessee does hereby guarantee payment of all rent herein reserved until the expiration of the term hereof and no failure of Lessor promptly to collect from any assignee or sublessee, or any extension of the time for payment of such rents, shall release or relieve Lessee from its guaranty or obligation of payment of such rents.

9.   UTILITIES
     ---------

Lessee shall pay all costs and expenses for electricity, heating and cooling, and any and all other utilities separately metered, furnished to or used in connection with the Premises for any purpose whatsoever during the term of this
Lease, promptly as each costs or expense shall become due and payable.

10.  SIGNS
     -----

Lessee shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises any sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises and will not place or maintain any freestanding standard within or upon the common Area of the Condominium or immediately adjacent thereto, without first obtaining the express prior written consent of Lessor and the Condominium Association. No exterior sign visible from the exterior of the
Building shall be permitted. Lessee further agrees to maintain such sign, lettering, or other thing as may be approved by Lessor in good condition and repair at all times and to remove the same at the end of the term of this Lease as and if requested by Lessor. Upon removal thereof, Lessee agrees to repair any damages to the premises caused by such installation and/or removal.

11.  PARKING, COMMON AREAS AND BUILDING SECURITY
     -------------------------------------------

In addition to the premises, Lessee shall have the right to non-exclusive use, in common with Lessor, other Lessees and owners, and the guests, employees and invitees of same of (a) automobile parking areas, driveways and footways, and
(b) such loading facilities, freight elevators and other facilities as may be designated from time to time by Lessor, subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Lessor.

The Common Areas shall be subject to the exclusive control and management of the
Condominium Association, which shall have the right to establish, modify and change and enforce from time to time rules and regulations with respect to the
Common Areas; and Lessee agrees to abide by and confirm with such rules and regulations.

12.  ALTERATIONS TO THE PREMISES AND REMOVAL OF EQUIPMENT
     ----------------------------------------------------

Lessee shall not make any alteration or addition to the premises, including the installation of air conditioning, without first obtaining the express prior written consent of Lessor, which consent shall not be unreasonably withheld. To the extent required by the Condominium, any such alterations or additions shall be subject to the review and approval of the Condominium Association. Upon expiration and termination of this Lease, all installations, fixtures, improvements and alterations made or installed by Lessee, including electric lighting fixtures made by Lessee, and all repairs, improvements, replacements and alterations to the Premises made by Lessee, shall remain a part of the
Premises as the property of Lessor, except for trade fixtures.

13.  LIENS
     -----

Lessee agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Lessee to the Premises and further agrees to indemnify and hold harmless
Lessor from and against any and all such cost and liabilities incurred by
Lessee, and against any and all such costs mechanic's, material man's or laborer's liens related to or arising out of such work or the cost thereof which may be asserted, claimed or charged against the Premises or the Building or site on which it is located. Notwithstanding anything to the contrary in this Lease, the interest of Lessor in the premises shall not be subject to liens for improvements made by or for Lessee, whether or not the same shall be made or done in accordance with an agreement between Lessor and Lessee, and it is specifically understood and agreed that in no event shall Lessor or the interest of Lessor in the Premises be liable for or subjected to any mechanic's, material man's or laborer's lien for improvement or work made by or for Lessee; and this
Lease specifically prohibits the subjecting of Lessor's interest in the Premises to any mechanic's, material man's or laborer's liens for improvements made by
Lessee or for which Lessee is responsible for payment under the terms of this
Agreement. All persons dealing with Lessee are hereby placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Lessor in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Lessee, or any person claiming by, through or under Lessee, or for improvements or work the cost of which is the responsibility of Lessee, Lessee agrees to have such lien cancelled and discharged of record as a claim against the interest of Lessor in the Premises or the Building or the site on which it is located (either by payment or bond as permitted by law) within twenty (20)
days after notice to Lessee by Lessor, and in the event Lessee shall fail to do to, Lessee shall be considered in default under this Lease.

A: Lessor's option, Lessee agrees to execute a Memorandum of this Lease to be recorded in the Public Record of Palm Beach County, Florida, setting forth the provisions of this Article 13.

14.  CASUALTY
     --------

In the event the Premises are rendered untenantable by fire or other casualty,
Lessor shall have the option of terminating this Lease or rebuilding the
Premises, and in such event written notice of the election by Lessor shall be given to Lessee within the period during which a decision to reconstruct after casualty may be made pursuant to the terms of the Declaration of Condominium. In the event Lessor elects to rebuild the Premises, the Premises shall be restored to its former condition prior to tenant improvement work whether or not such improvement work may have been performed by Lessor, within a reasonable time, during which time no payment of rent or other sum due hereunder from Lessee to
Lessor shall abate. In the event Lessor elects to terminate this Lease, the rent shall be paid to and adjusted as of the date of such casualty and the term of this Lease shall then expire and this Lease shall be of no further force of effect and Lessor shall be entitled to sole possession of the Premises. In the event of damage or destruction to the Premises which leaves more than twenty percent (20%) of the Premises untenantable for a period in excess of thirty (30)
days, then Lessee shall have the right to terminate this Lease upon notice to
Lessor and the rent shall be paid to the date of such termination.

15.  INSURANCE
     ---------

Lessor shall not be liable for injury caused to any person or property by reason of the failure of Lessee to perform any of its covenants or agreements hereunder, nor for such damages or injury caused by reason of any present or future defect in the plumbing, wiring or piping of the Premises or Building or plumbing leaks or other consequences of such defects or system failures. Lessee agrees to indemnify and hold harmless Lessor from and against any and all loss, damage claim, demand, liability or expense by reason of any damages or injury to persons (including loss of life) or property which may arise or be claimed to have arisen as a result of or in connection with the occupancy or use of the
Premises by Lessee. Lessee shall, at its expense, provide and maintain in force during the entire term of this Lease, and any extension or renewal hereof, public liability insurance with limited coverage not less than Five Hundred
Thousand and No/100 Dollars ($500,000.00) for any property damage or loss from any one (1) accident and not less than One Million and No/100 Dollars
($1,000,000.00) for injury to any one (1) person from any one (1) accident, applicable to the Premises. Each policy of insurance shall name as the insured thereunder Lessor and Lessee. Each such liability insurance policy shall be of the type commonly known as owner's, landlord's and tenant's insurance and shall be obtained from a company satisfactory to Lessor. The original of each such policy of insurance or certified duplicates thereof issued by the insurance or insuring organization shall be delivered by Lessee to Lessor on or before ten
(10) days prior to occupancy of the Premises by Lessee, providing for thirty
(30) days notice of cancellation to Lessor.

Lessee shall provide at all times during which construction is being performed upon the Premises by Lessee, including initial construction of the Premises prior to the term of this Lease, and during any alteration of the premises, builder's risk insurance with such reasonable limits as Lessor shall from time to time require, and any such policy of insurance shall name as the insured thereunder Lessor and Lessee as their interests may appear. Further, Lessee shall maintain at all times during the term of the lease Workmen's Compensation and Employer's Liability insurance at legally required levels for the benefit of all employees entering upon the Building as a result of or in connection with their employment by Lessee.

16.  INTENTIONALLY DELETED
     ---------------------

17.  INSPECTION AND REPAIR
     ---------------------

Lessor or its representative shall have the right at any reasonable time, upon twenty-four (24) hours' notice except in the case of emergency, to enter upon the Premises for the purpose of inspection or for the purpose of making or causing to be made any repairs or otherwise to protect its interest, but the right of Lessor to enter, repair or do anything else to protect its interest, or the exercise or failure to exercise said right shall in no way diminish Lessee's obligations or enlarge Lessor's obligation under this Lease, or affect any right of Lessor to Lessee or any third party. Lessor shall have the right to show the
Premises to a prospective tenant at any time subsequent to the ninetieth (90th)
day before the expiration or termination of this Lease.

18.  DEFAULT
     -------

In the event Lessee shall fail (a) to make any rental or other payment due hereunder within five (5) days after the same shall become due, or (b) abandon the Premises during the term hereof, or (c) breach or fail to perform any of the agreements herein other than the agreement to pay rent, and shall fail to cure such agreements within ten (10) days after written notice from Lessor, then
Lessor, in any such event(s) shall have the option to:

     A. Accelerate rent payments due or to become due for the balance of the term, at the adjusted rate applicable during the period in which the default occurs, and sue at once for the total amount of said rents;

     B. Terminate this Lease, resume possession of the Premises for its own account and recover immediately from Lessee the difference between the rent for which provision is made in this Lease and fair rental value of the Premises for the remainder of the lease term, together with any other damage occasioned by or resulting from the abandonment or a breach or default other than a default in the payment of rent;

     C. Resume possession and re-lease and re-rent the Premises for the remainder of the lease term for the account of Lessee and recover from Lessee, at the end of the lease term or at the time each payment of rent becomes due under this Lease as the Lessor may elect, the difference between the rent for which provisions are made in this lease and the rent received on the re-leasing or re-renting, together with all costs and expenses of Lessor in connection with such re-leasing or re-rental and the collection of rent and the cost of all repairs or renovations reasonably necessary in connection with the re-leasing or re-rental, and if this option is exercised, Lessor shall, in addition, be entitled to recover from Lessee immediately any other damages occasioned by or resulting from the abandonment or breach or default other than a default in the payment of rent.

The remedies for which provision is made in this Article 18 shall not be exclusive and in addition thereto Lessor may pursue such other remedies as are provided by law, in the event of any breach, default or abandonment by Lessee.
In the event of litigation between Lessor and Lessee arising out of this Lease, the prevailing party in such litigation shall be entitled to be reimbursed for all reasonable attorneys' fees, costs and expenses incurred by the prevailing party, including reasonable attorneys' fees, costs and expenses incurred by the prevailing party,

including reasonable attorneys' fees, costs and expenses in connection with any appellate proceedings. Lessee hereby expressly waives any and all rights of redemption, if any, granted by or under any present or future law in the event
Lessee shall be evicted or dispossessed for any cause, or in the event Lessor shall obtain possession of the Premises by virtue of the provisions of this
Lease, or otherwise and Lessee waives any right to trial by jury on any issue which may be litigated herein.

Any and all sums due under this Lease from Lessee to Lessor and not paid on the due date shall cause the automatic imposition of a late charge equal to either the maximum interest allowed by the laws of the State of Florida on any principal balance, or Ten and No/100 Dollars ($10.00) per day, whichever is greater, said late charge shall be deemed additional rent and shall be paid with the late payment.

19.  WAIVER OR ESTOPPEL
     ------------------

The failure of Lessor to insist, in any one or more instances, upon strict performance of any covenants or agreements of this Lease, or exercise any option of Lessor herein contained, shall not be construed as a waiver or relinquishment for the future enforcement of such covenant, agreement or option, but the same shall continue and remain in full force and effect. Receipt of rent by Lessor, with knowledge of the breach of any covenant or agreement hereof, shall not be deemed a waiver of such breach and no waiver by Lessor of any provision hereof shall be deemed to have been made unless expressed in writing and signed by
Lessor.

20.  MORTGAGE SUBORDINATION
     ----------------------

All rights and interests of Lessee hereunder are and shall be and remain subject, subordinate and inferior to all mortgages, heretofore or hereafter given and encumbering the Premises, or any part thereof, and shall likewise be subordinate and inferior to all renewals, modifications, consolidations, replacements and extensions of any such mortgage, and the right of the holder of any such mortgage shall at all times be and remain prior and superior to all rights and interests of Lessee. This provision shall operate as a subordination agreement with respect to all such mortgages and all renewals, modifications, consolidations, replacements and extensions thereof. If the holder of any such mortgage or any person, form or corporation agreeing to make a loan secured by a mortgage on the Premises shall require confirmation of any subordination for which provision is herein made or a separate subordination agreement with respect to any mortgage transaction, Lessee shall execute such confirmation or subordination agreement in the form required by such mortgage holder or other person or corporation agreeing to make a loan secured by a mortgage on the
Premises, and the execution of the same shall not diminish or affect the liability of Lessee hereunder or of any other party responsible for or guaranteeing the obligations of Lessee Under this Lease.

21.  CONDEMNATION
     ------------

Lessor reserves unto itself, and Lessee assigns to Lessor, all right to damages accruing on account of any taking or condemnation of any part of the Premises, or by reason of any act of any public or quasi-public authority for which damages are payable. Lessee agrees to execute such instruments of assignment as may be required by Lessor, and to turn over to Lessor any

such damages that may be recovered in any such proceeding. Lessor does not reserve to itself, and Lessee does not assign to Lessor, any damages payable for trade fixtures installed by Lessee at its cost and expense and which are not part of the realty.

22.  DEPOSITS AND ADVANCES
     ---------------------

Any funds paid by Lessee to Lessor as a deposit or advance pursuant to the terms of this Lease, or any exhibit, addendum or modification hereto, may be commingled with other funds of Lessor and need not be placed in trust, deposited in escrow or otherwise held in a segregated account. In addition, if any sum or sums of money shall become payable by Lessee to Lessor pursuant to the terms of this Lease, or any exhibit, addendum or modification hereto, or by any law, ordinance or regulation affecting this Lease, Lessor shall have the right to apply any deposits or advances theretofore made by Lessee against such sums due by Lessee to Lessor.

23.  SECURITY DEPOSIT
     ----------------

Lessor acknowledges possession of a deposit made by Lessee under the terms of a previous lease between Lessor and Lessee. The previous lease described the deposit and its terms as follows:

     Lessee has deposited with Lessor and Lessor hereby acknowledges receipt of the sum equal to $11,105.50 which shall be held by Lessor, as security for the faithful performance by Lessee, of all the terms of this Lease by
     Lessee to be observed and performed. Said deposit shall not be mortgaged, assigned, transferred or encumbered by Lessee without the express prior written consent of Lessor and any such act on the part of Lessee shall be without force and effect and shall not be binding upon Lessor. If any of the rents herein reserved or any other sum payable by Lessee to Lessor hereunder shall be overdue or unpaid, or should Lessor make payments on behalf of Lessee, or if Lessee shall fail to perform any of the terms of this Lease, then Lessor, at its option and without prejudice to any other remedy which Lessor may have on account thereof, may appropriate and apply said entire deposit, or so much thereof as may be necessary to compensate
     Lessor, toward the payment of any rent or additional sum due hereunder or to any loss or damage additional sum due hereunder or to any loss or damage sustained by Lessor due to such breach on the part of Lessee; and Lessee shall forthwith upon demand restore said security deposit to the original sum deposited. Should Lessee comply with all of the terms and promptly pay all of the rentals and all other sums payable by Lessee to Lessor as they become due, said deposit shall be returned in full to Lessee at the end of the term. In the event of bankruptcy or other creditor debt proceedings against Lessee, the security deposit shall be deemed to be first applied to the payment of rent and other charges due Lessor for all periods prior to the filing of such proceedings.

     Lessor may deliver the security and any other deposit made hereunder by
     Lessee to the purchaser of Lessor's interest in the Premises and in the event that such interest be sold or otherwise conveyed, and thereupon
     Lessor shall be discharged from any further liability with respect to such deposit; and this provisions shall also apply to any subsequent transferee of Lessor.

Lessor and Lessee hereby agree that the aforementioned deposit is sufficient and shall carry over to this Lease so that no additional security deposit is required. Lessor and Lessee further agree that the terms of the deposit as described in the previous lease shall be applicable to this Lease.

24.  NOTICES
     -------

All notices required or contemplated by this Lease shall be in writing and shall be delivered in person or by United States Certified Mail, Return Receipt
Requested addressed to the party to whom such notice is directed at the addresses set forth in the first paragraph of this Lease. By giving at least two
(2) days' prior written notice to the other party, either may change its address for notices hereunder. In addition to notice to Lessor and Lessee, notice shall be given as follows:

     Copy of Notice to Lessor:          Broad and Cassel
                                        7777 Glades Road, Suite 300
                                        Boca Raton, Florida 33434
                                        Attn:  Richard B. MacFarland, Esquire

     Copy of Notice to Lessee:          Robert C. White, Jr., Esq.
                                        Partner
                                        Gunster, Yoakley & Stewart, P.A.
                                        500 East Broward Boulevard, Suite 1400
                                        Fort Lauderdale, Florida 33394

25.  BROKERAGE
     ---------

Lessee acknowledges that it has not dealt, consulted or negotiated with any real estate broker, sales person or agent in connection with this renewal Lease and
Lessee hereby agrees to indemnify and hold harmless Lessor from and against any and all loss and liability resulting from or arising out of any claim that
Lessee has dealt or negotiated with any real estate broker, salesperson or agent in connection with the transaction which is subject of this renewal Lease.

26.  RECORDATION
     -----------

This Agreement is not to be recorded in the Public Records, and if Lessee does record this Agreement, Lessee shall be in default and Lessor shall be entitled to exercise any of its rights as a result of Lessee's default.

27.  ENTIRE AGREEMENT
     ----------------

Lessee agrees that Lessor has not made any statement, promise or agreement, or taken upon itself any engagement whatsoever, verbally or in writing, in conflict with the terms of this Lease, or in which any way modifies, varies, alters, enlarges or invalidates any of its provisions. This Lease sets forth the entire understanding between Lessor and Lessee, and shall not be changed, modified or amended except by an instrument in writing signed by the party against whom the enforcement of any such change, modification or amendment is sought. The covenants and agreements herein contained shall bind, and the benefit and advantages hereof shall inure to the respective heirs, legal representatives, successors and assigns of Lessor and Lessee. Whenever

used the singular number shall include the plural and the plural the singular and the use of any gender shall include all genders. The headings set forth in this Lease are for ease of reference only, and shall not be interpreted to modify or limit the provisions hereof. This Lease shall be construed in accordance with the laws of the State of Florida.

                                       10

IN WITNESS WHEREOF, Lessor and Lessee have caused this lease to be executed as required by law on this, the day and year first above written.

                                          LESSOR:

Witnesses:                                RJL Company Limited Partnership, a
                                          Michigan limited partnership

/s/ Jo Ellen Schafer                      By:  /s/ Joel T. Altman
-------------------------------------         --------------------------------
Print Name:  Jo Ellen Schafer                  Joel T. Altman, General Partner

-------------------------------------
Print Name:
            -------------------------

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Print Name:
            -------------------------

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Print Name:
            -------------------------

                                          LESSEE:

Witnesses:                                Vicor Technologies, Inc.

                                          By:  /s/ David H. Fater
-------------------------------------         --------------------------------
Print Name:                               Title:  CEO
            -------------------------

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Print Name:
            -------------------------

                                          Attest:
-------------------------------------             ----------------------------
Print Name:                               Print Name:
            -------------------------                 ------------------------

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Print Name:
            -------------------------

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